Exhibit 10.1

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This Fifth Amendment to Amended and Restated Credit Agreement (this “Fifth Amendment”) is made as of September 7, 2012, by and among GLOBAL OPERATING LLC, a Delaware limited liability company (“OLLC”), GLOBAL COMPANIES LLC, a Delaware limited liability company (“Global”), GLOBAL MONTELLO GROUP CORP., a Delaware corporation (“Montello”), GLEN HES CORP., a Delaware corporation (“Glen Hes”), CHELSEA SANDWICH LLC, a Delaware limited liability company (“Chelsea LLC”), GLP FINANCE CORP., a Delaware corporation (“Finance”), GLOBAL ENERGY MARKETING LLC, a Delaware limited liability company (“GEM”), ALLIANCE ENERGY LLC, a Massachusetts limited liability company (“Alliance”, and, collectively with OLLC, Global, Montello, Glen Hes, Chelsea LLC, Finance and GEM, the “Borrowers” and each a “Borrower”), GLOBAL PARTNERS LP, a Delaware limited partnership (the “MLP”), GLOBAL GP LLC, a Delaware limited liability company (the “GP” and, collectively with the MLP, the “Original Guarantors and each individually, an “Original Guarantor”), each “Lender” (as such term is defined in the Credit Agreement referred to below) party hereto (each, a “Lender” and collectively, the “Lenders”) and Bank of America, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer (as each such term is defined in the Credit Agreement), amending certain provisions of that certain Amended and Restated Credit Agreement dated as of May 14, 2010 (as amended and in effect from time to time, the “Credit Agreement”) by and among the Borrowers, the Original Guarantors, the Lenders, the Administrative Agent, the L/C Issuer, the Swing Line Lender, JPMorgan Chase Bank, N.A. as Syndication Agent and Societe Generale, Standard Chartered Bank, Wells Fargo Bank, N.A. and RBS Citizens, National Association, as Co-Documentation Agents.  Terms not otherwise defined in the Credit Agreement shall have the same respective meanings herein as therein.

WHEREAS, the Loan Parties, the Lenders, the Administrative Agent, the Swing Line Lender and the L/C Issuer desire to amend certain provisions of the Credit Agreement as provided more fully herein below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.  Amendment to Section 7 of the Credit Agreement.  Section 7.19 of the Credit Agreement is hereby amended by deleting Section 7.19 in its entirety and restating it as follows:

7.19.                        Capital Expenditures.  Make or become legally obligated to make any Capital Expenditures in any fiscal year that exceed, in the aggregate for all Loan Parties, (a) $55,000,000 for the fiscal year ending December 31, 2012; and (b) $40,000,000 for any fiscal year ending December 31, 2013 and thereafter.

§2.  Conditions to Effectiveness.This Fifth Amendment will become effective as of the date hereof upon receipt by the Administrative Agent of fully-executed original counterparts of this Fifth Amendment executed by the Loan Parties, the Administrative Agent, the Swing Line Lender, the L/C Issuer and the required Lenders.

§3.                               Representations and Warranties.  Each of the Loan Parties hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Article V of the Credit Agreement, provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby.  In addition, each of the Loan Parties hereby represents and warrants that the execution and delivery by such Loan Party of this Fifth Amendment and the performance by each such Loan Party of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents to which it is a party are within the corporate, partnership and/or limited liability company authority of each of the Loan Parties and have been duly authorized by all necessary corporate, partnership and/or membership action on the part of each of the Loan Parties.

§4.                               Ratification, Etc.  Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Credit Agreement and this Fifth Amendment shall be read and construed as a single agreement.  All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.  This Fifth Amendment shall constitute a Loan Document.

§5.                               No Waiver.  Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Loan Parties or any rights of the Administrative Agent, the L/C Issuer, the Swing Line Lender, the Syndication Agent, the Co-Documentation Agents or the Lenders consequent thereon.

§6.                               Counterparts.  This Fifth Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

§7.                               Governing Law.  THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment as a document under seal as of the date first above written.

GLOBAL OPERATING LLC
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Thomas J. Hollister
Title: Chief Operating Officer and Chief Financial Officer

GLOBAL COMPANIES LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Thomas J. Hollister
Title: Chief Operating Officer and Chief Financial Officer

GLOBAL MONTELLO GROUP CORP.

By:	/s/ Thomas J. Hollister
Title: Chief Operating Officer and Chief Financial Officer

CHELSEA SANDWICH LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Thomas J. Hollister
Title: Chief Operating Officer and Chief Financial Officer

GLEN HES CORP.

By:	/s/ Edward J. Faneuil
Title: Executive Vice President

GLP FINANCE CORP.

By:	/s/ Edward J. Faneuil
Title: Executive Vice President

GLOBAL ENERGY MARKETING LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Edward J. Faneuil
Title: Executive Vice President

ALLIANCE ENERGY LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Edward J. Faneuil
Title: Executive Vice President

GLOBAL PARTNERS LP
By: Global GP LLC, its general partner

By:	/s/ Daphne H. Foster
Title: Treasurer

GLOBAL GP LLC

By:	/s/ Daphne H. Foster
Title: Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ DeWayne D. Rosse

Name:	DeWayne D. Rosse

Title:	Agency Management Officer

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Margaret Niekrash

Name:	Margaret Niekrash

Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender and L/C Issuer

By:	/s/ Paul V. Phelan

Name:	Paul V. Phelan

Title:	Senior Vice President

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Daniel Grondin

Name:	Daniel Grondin

Title:	Senior Vice President

SOCIETE GENERALE, as a Lender

By:	/s/ Barbara Paulsen

Name:	Barbara Paulsen

Title:	Managing Director

By:

Name:

Title:

STANDARD CHARTERED BANK, as a Lender

By:	/s/ Johanna Minaya

Name:	Johanna Minaya

Title:	Associate Director

By:	/s/ Robert K. Reddington

Name:	Robert K. Reddington

Title:	Credit Documentation Manager

RBS CITIZENS, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Donald Wright

Name:	Donald Wright

Title:	Senior Vice President

BNP PARIBAS, as a Lender

By:	/s/ Matthew L. Rosetti

Name:	Matthew L. Rosetti

Title:	Director

By:	/s/ A-C Mathiot

Name:	A-C Mathiot

Title:	Managing Director

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND” NEW YORK BRANCH, as a Lender

By:	/s/ Brett Delfino

Name:	Brett Delfino

Title:	Executive Director

By:	/s/ Eva Rushkevich

Name:	Eva Rushkevich

Title:	Executive Director

SOVEREIGN BANK, as a Lender

By:

Name:

Title:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:

Name:

Title:

By:

Name:

Title:

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Keven D. Smith

Name:	Keven D. Smith

Title:	Senior Vice President

TORONTO DOMINION (NEW YORK) LLC, as a Lender

By:

Name:

Title:

RB INTERNATIONAL FINANCE (USA) LLC, as a Lender

By:	/s/ Astrid Wilke

Name:	Astrid Wilke

Title:	Vice President

By:	/s/ Joyce Marie Gapay

Name:	Joyce Marie Gapay

Title:	Vice President

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Kristan Spivey

Name:	Kristan Spivey

Title:	Authorized Signatory

RAYMOND JAMES BANK, FSB, as a Lender

By:	/s/ Michael Pelletier

Name:	Michael Pelletier

Title:	Vice President

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sreedhar R. Kona

Name:	Sreedhar R. Kona

Title:	Assistant Vice President

WEBSTER BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Carol Carver

Name:	Carol Carver

Title:	Vice President

NATIXIS, NEW YORK BRANCH, as a Lender

By:	/s/ David Pershad

Name:	David Pershad

Title:	Managing Director

By:	/s/ Severine Pardo

Name:	Severine Pardo

Title:	Director

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK FRANKFURT AM MAIN, as a Lender

By:

Name:

Title:

BRANCH BANKING & TRUST COMPANY, as a Lender

By:	/s/ Max N. Greer III

Name:	Max N. Greer III

Title:	Vice President

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Shuji Yabe

Name:	Shuji Yabe

Title:	General Manager

DEUTSCHE BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Juan J. Mejia

Name:	Juan J. Mejia

Title:	Director

By:	/s/ Chris Chapman

Name:	Chris Chapman

Title:	Director

TD BANK, N.A., as a Lender

By:	/s/ David Perlman

Name:	David Perlman

Title:	Senior Vice President

PEOPLE’S UNITED BANK, as a Lender

By:

Name:

Title:

FLAGSTAR BANK, FSB, as a Lender

By:	/s/ Joseph T. O’Leary, Jr.

Name:	Joseph T. O’Leary, Jr.

Title:	Senior Vice President

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Jared Shaner

Name:	Jared Shaner

Title:	Commercial Portfolio Manager

BLUE HILLS BANK, as a Lender

By:	/s/ Kelley Keefe

Name:	Kelley Keefe

Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Andrew Oram

Name:	Andrew Oram

Title:	Managing Director

FIRST NIAGARA BANK, N.A. as a Lender

By:

Name:

Title:

RATIFICATION OF GUARANTY

Each of the undersigned guarantors (each a “Guarantor”) hereby acknowledges and consents to the foregoing Fifth Amendment as of September 7, 2012, and agrees that each of (a) the Amended and Restated Guaranty dated as of May 14, 2010 (as amended and in effect from time to time, the “Original Guaranty”) from each of Global Partners LP and Global GP LLC and (b) the Guaranty dated as of March 1, 2012 (as amended and in effect from time to time, the “Alliance Guaranty”) from each of Alliance Retail LLC and Bursaw Oil LLC remains in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder and under each of the other Loan Documents to which such Guarantor is a party. Notwithstanding anything to the contrary contained herein, the parties thereto hereby acknowledge, agree and confirm that as of the date hereof, each of the Original Guaranty and the Alliance Guaranty remains in full force and effect.

GLOBAL PARTNERS LP
By: Global GP LLC, its general partner

By:	/s/ Thomas J. Hollister
	Title:	Chief Operating Officer and Chief Financial Officer

GLOBAL GP LLC

By:	/s/ Thomas J. Hollister
	Title:	Chief Operating Officer and Chief Financial Officer

ALLIANCE RETAIL LLC

By:	/s/ Daphne H. Foster
	Title:	Treasurer

BURSAW OIL LLC

By:	/s/ Daphne H. Foster
	Title:	Treasurer